 SUNAMERICA MONEY MARKET FUND
 SHAREHOLDER LETTER

                                                              February 10, 1997

Dear Shareholder:

  The SunAmerica Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of capital by investing primarily in high quality, short-term money market instruments.

  For the year ended December 31, 1996, the Fund's Class A share's total return was 4.61% and the Fund's SEC seven-day yield was 4.55%. Since the Fund invests only in short-term obligations with a maturity of 13 months or less, its performance generally tracks the short-term market levels.

  The Federal Reserve's rates remained unchanged for most of 1996. This was based on their belief that although the economy was expanding, enhancements in technology and global competition would keep inflation close to their target range of 2.5% to 3%. While economists revised their forecasts frequently due to increases in economic activity, the increases in economic growth did not produce the inflationary pressures that many feared. Although the average American consumer had more disposable income, the additional income was generally invested rather than spent. The American consumer has sent a message to businesses everywhere; they want quality and low prices and they are willing to wait for them.

  As we enter 1997, we believe that short-term rates will remain stable throughout the first quarter. It is our belief that the rapid rise in the dollar will keep American companies from expanding their distribution overseas and domestic activity will tend to be moderate. As competition continues to grow, however, some companies may be pushed to their limits, thereby making credit quality our primary focus.

  The Fund's strategy remains conservative. We will attempt to maintain the average maturity close to the Donoghue Average and will focus on the larger issuers of debt which offer the greatest level of liquidity. This will enable us to actively manage the portfolio to minimize potential future volatility.


                                          /s/ P. Christopher Leary

                                          P. Christopher Leary
                                          Portfolio Manager

 SUNAMERICA MONEY MARKET FUND
 PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996

                                                   PRINCIPAL
                                                     AMOUNT                                  VALUE
SECURITY DESCRIPTION                             (IN THOUSANDS)  RATE**      MATURITY       (NOTE 2)
------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES--1.8%
AT&T Capital Equipment Leasing                      $ 7,723       5.60%      10/15/97     $  7,723,064
                                                                                          ------------
TOTAL ASSET BACKED SECURITIES
 (amortized cost $7,723,064)                                                                 7,723,064
                                                                                          ------------
CERTIFICATES OF DEPOSIT--8.6%
Commerzbank Yankee                                    6,000       5.40        1/08/97        6,000,048
Dai-Itchi Kango Bank                                 11,000       5.53        1/21/97       11,000,352
Sanwa Bank Ltd.                                      10,000       5.50        1/15/97        9,999,964
Sumitomo Bank                                        10,000       5.52        2/06/97       10,000,099
                                                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT
 (amortized cost $37,000,463)                                                               37,000,463
                                                                                          ------------
COMMERCIAL PAPER--53.9%
Allegheny University Hospital                         9,000       5.40        2/18/97        8,935,200
Avnet, Inc.                                           6,820       5.33        2/07/97        6,782,640
Banca CRT Financial Corp.                             6,000       5.35        1/06/97        5,995,542
Bass Finance (C.I.) Ltd.                              7,000       5.36        2/10/97        6,958,311
BHF Finance (DE), Inc.                                7,000       5.40        2/04/97        6,964,300
Cofco Capital Corp.                                   6,000       5.35        2/14/97        5,960,767
Commed Fuel Co., Inc.                                 7,959       5.32        2/13/97        7,908,425
Cooperative Association of Tractor Dealers,
 Inc.                                                13,700       5.32        1/13/97       13,675,705
Dean Witter, Discover & Co.                           8,000       5.31        1/09/97        7,990,560
Dynamic Funding Corp.                                 7,000       5.57        2/05/97        6,962,093
Embarcadero Center Venture (Four)                     8,000       5.62        1/15/97        7,982,516
Formosa Plastics Corp.                                5,000       5.32        1/22/97        4,984,483
Goldman Sachs Group L.P.                              8,000       5.30        3/05/97        7,925,800
Guinness PLC                                          7,000       5.30        1/21/97        6,979,389
Hitachi Credit America Corp.                         10,441       5.34        1/28/97       10,399,184
Japan Leasing Finance Corp.                           8,000       5.45        3/03/97        7,926,122
Madison Funding Corp.                                14,000     5.34-5.36 1/13/97-1/27/97   13,960,442
Merrill Lynch & Co., Inc.                            10,000       5.33        2/12/97        9,937,817
Mont Blanc Capital Corp.                              7,000       5.45        1/13/97        6,987,283
Oak Funding Corp.                                    12,000       5.44        1/31/97       11,945,600
Orix America, Inc.                                    8,000       5.40        1/02/97        7,998,800
Premium Funding, Inc.                                 8,000       5.35        1/15/97        7,983,356
Ryobi Finance Corp.                                   5,000       5.68        1/21/97        4,984,222
Sheffield Receivables Corp.                          10,500       6.85        1/02/97       10,498,002
SRD Finance, Inc.                                    10,000       5.50        1/23/97        9,966,389
Sunbelt-DIX, Inc.                                     7,976       5.35        2/04/97        7,935,699
USA Group Secondary Market Services, Inc.             6,000       5.32        2/10/97        5,964,533
Working Capital Management Co. L.P.                   8,000       5.45        1/24/97        7,972,145
                                                                                          ------------
TOTAL COMMERCIAL PAPER
 (amortized cost $230,465,325)                                                             230,465,325
                                                                                          ------------
GOVERNMENT AGENCIES--2.7%
Agency for International Development India+           3,000       5.67        1/07/97        3,006,319
Agency for International Development Isra-
 el+                                                  3,216       5.56        1/07/97        3,216,127
Agency for International Development Pana-
 ma+                                                  5,089       5.68        1/07/97        5,121,703
                                                                                          ------------
TOTAL GOVERNMENT AGENCIES
 (amortized cost $11,344,149)                                                               11,344,149
                                                                                          ------------

 SUNAMERICA MONEY MARKET FUND
 PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996 -- (CONTINUED)

                                                      PRINCIPAL
                                                        AMOUNT                                  VALUE
SECURITY DESCRIPTION                                (IN THOUSANDS)  RATE**      MATURITY       (NOTE 2)
---------------------------------------------------------------------------------------------------------
MEDIUM TERM NOTES--23.4%
American Express Centurion+                            $ 6,000       5.57%       1/13/97     $  6,000,000
Bear Stearns Cos., Inc.+                                12,500     5.56-5.61 1/02/97-1/03/97   12,500,000
Beneficial Corp.                                         4,700       9.13        3/12/97        4,734,286
Boatmen's Credit Card Bank+                              8,000       5.54        1/08/97        7,999,068
Boatmen's National Bank of St. Louis+                    5,000       5.35        1/07/97        5,000,000
Campbell Soup Co.                                        4,567       7.75        2/24/97        4,584,089
Credit National+                                         8,000       5.50        2/24/97        7,999,900
Ford Motor Credit Co.                                    4,000       5.20        1/01/97        4,000,000
General Motors Acceptance Corp.                          7,000       5.00        1/27/97        6,996,210
Key Bank of Wyoming+                                     5,000       5.55        1/14/97        4,999,587
Manufacturers Life Insurance Cos.                        3,000       8.25        3/01/97        3,014,174
Nationsbank Corp.                                        7,300       7.50        2/15/97        7,318,990
PNC Bank, N.A.+                                         11,000     5.24-5.50 1/07/97-1/13/97   10,995,666
Smith Barney Holdings, Inc.                              5,000       6.00        3/15/97        5,007,167
Sony Capital Corp.+                                      9,000       5.50        2/28/97        9,000,000
                                                                                             ------------
TOTAL MEDIUM TERM NOTES
 (amortized cost $100,149,137)                                                                100,149,137
                                                                                             ------------
TAXABLE MUNICIPAL MEDIUM TERM NOTES--8.5%
Illinois Student Assistance Corp.+                      16,000     5.85-5.91     1/01/97       16,000,000
New Hampshire State Industrial
 Development Authority                                  13,000       5.48        1/22/97       13,000,000
Texas G.O.+                                              7,415       5.88        1/01/97        7,415,000
                                                                                             ------------
TOTAL TAXABLE MUNICIPAL MEDIUM TERM NOTES
 (amortized cost $36,415,000)                                                                  36,415,000
                                                                                             ------------
TOTAL INVESTMENT SECURITIES
 (amortized cost $423,097,138)                                                                423,097,138
                                                                                             ------------
REPURCHASE AGREEMENT--0.7%
Joint Repurchase Agreement Account (Note 3)
 (cost $3,076,000)                                       3,076       6.25        1/02/97        3,076,000
                                                                                             ------------
TOTAL INVESTMENTS--
 (amortized cost $426,173,138*)               99.6%                                           426,173,138
Other assets less liabilities                  0.4                                              1,639,363
                                             -----                                           ------------
NET ASSETS                                   100.0%                                          $427,812,501
                                             =====                                           ============

--------
* At December 31, 1996 the cost of securities for Federal income tax purposes was the same as for book purposes
** Rates shown are rates in effect as of December 31, 1996
+  Variable rate security; maturity date reflects the next reset date
G.O. --General Obligation

    PORTFOLIO BREAKDOWN AS A PERCENTAGE OF NET ASSETS (EXCLUDING REPURCHASE
                            AGREEMENT) BY INDUSTRY@

Consumer Credit Services  5.1%     Financial Services          22.2%     Real Estate       1.9%
Industrials               3.8      Finance                     19.1      Utilities         1.9
Government Agencies       2.7      Banking                     18.5      Food & Beverages  1.6
Receivables Company       2.5      Municipalities              8.5       Insurance         0.7
Pharmaceuticals           2.1      Securities Holding Company  8.3                        ----
                                                                                          98.9%
                                                                                          ====

  @ As grouped by Moody's Investors Service Global Short Term Market Record

                       See Notes to Financial Statements

 SUNAMERICA MONEY MARKET FUND
 STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1996

ASSETS:
Investment securities, at value (amortized cost $426,173,138)....... $426,173,138
Cash................................................................      434,237
Interest receivable.................................................    2,043,498
Receivable for fund shares sold.....................................      921,283
Prepaid expenses....................................................       90,425
                                                                     ------------
 Total assets.......................................................  429,662,581
                                                                     ------------
LIABILITIES:
Payable for fund shares repurchased.................................    1,312,832
Accrued expenses....................................................      281,477
Investment advisory and management fees payable.....................      181,780
Distribution and service maintenance fees payable...................       73,991
                                                                     ------------
 Total liabilities..................................................    1,850,080
                                                                     ------------
    Net assets...................................................... $427,812,501
                                                                     ============
NET ASSETS WERE COMPOSED OF:
Common Stock, $.001 par value (10 billion shares authorized)........ $    427,802
Additional paid-in capital..........................................  427,279,382
                                                                     ------------
                                                                      427,707,184
Accumulated undistributed net investment income.....................      105,317
                                                                     ------------
    Net assets...................................................... $427,812,501
                                                                     ============
CLASS A:
 Net asset value ($398,698,191/398,688,570 shares outstanding)......        $1.00
                                                                            =====
CLASS B:
 Net asset value ($29,114,310/29,113,376 shares outstanding)........        $1.00
                                                                            =====


 STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
 Interest..............................................             $21,126,368
                                                                    -----------
EXPENSES:
 Investment advisory and management fees...............  $1,923,536
 Service maintenance fees--Class A.....................     513,979
 Distribution and service maintenance fees--Class B....     378,491
 Transfer agent and shareholder servicing fees and ex-
  penses--Class A......................................     909,471
 Transfer agent and shareholder servicing fees and ex-
  penses--Class B......................................     110,682
 Custodian fees and expenses...........................     161,170
 Registration fees--Class A............................      43,403
 Registration fees--Class B............................      12,028
 Directors' fees and expenses..........................      47,820
 Audit and tax consulting fees.........................      31,620
 Printing expense......................................      32,375
 Insurance expense.....................................       6,763
 Legal fees and expenses...............................       6,610
 Miscellaneous expenses................................       6,101
                                                         ----------
                                                                      4,184,049
 Less: expense offset..................................                (139,424)
                                                                    -----------
 Net expenses..........................................               4,044,625
                                                                    -----------
 Net investment income.................................              17,081,743
                                                                    -----------
 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......             $17,081,743
                                                                    ===========

                       See Notes to Financial Statements

 SUNAMERICA MONEY MARKET FUND
 STATEMENT OF CHANGES IN NET ASSETS

                                               FOR THE YEAR      FOR THE YEAR
                                                   ENDED             ENDED
                                             DECEMBER 31, 1996 DECEMBER 31, 1995
                                             -----------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
 Net investment income.....................    $ 17,081,743      $ 15,308,139
                                               ------------      ------------
 Net increase in net assets resulting from
  operations...............................      17,081,743        15,308,139
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment income (Class A)......     (15,491,408)      (12,540,465)
 From net investment income (Class B)......      (1,583,636)       (2,793,748)
                                               ------------      ------------
 Total dividends and distributions to
  shareholders.............................     (17,075,044)      (15,334,213)
INCREASE IN NET ASSETS FROM FUND SHARE
 TRANSACTIONS (NOTE 5).....................      59,699,130        55,776,169
                                               ------------      ------------
 Total increase in net assets..............      59,705,829        55,750,095
NET ASSETS:
 Beginning of year.........................     368,106,672       312,356,577
                                               ------------      ------------
 End of period (including undistributed net
  investment income of $105,317 and $98,618
  at December 31, 1996 and December 31,
  1995, respectively)......................    $427,812,501      $368,106,672
                                               ============      ============


 FINANCIAL HIGHLIGHTS

              NET                                      NET                 NET                   RATIO OF
             ASSET                         DIVIDENDS  ASSET               ASSETS   RATIO OF   NET INVESTMENT
             VALUE      NET     TOTAL FROM  FROM NET  VALUE               END OF   EXPENSES     INCOME TO
  PERIOD   BEGINNING INVESTMENT INVESTMENT INVESTMENT END OF   TOTAL      PERIOD  TO AVERAGE     AVERAGE
  ENDED    OF PERIOD   INCOME   OPERATIONS   INCOME   PERIOD RETURN(1)   (000'S)  NET ASSETS    NET ASSETS
------------------------------------------------------------------------------------------------------------
                                                      CLASS A
                                                      -------
 12/31/92   $1.000     $0.027     $0.027    $(0.027)  $1.000   2.74%     $215,521    1.27%         2.76%
 12/31/93    1.000      0.023      0.023     (0.023)   1.000   2.32       189,160    1.16          2.30
 12/31/94    1.000      0.034      0.034     (0.034)   1.000   3.47       213,958    1.00          3.43
 12/31/95    1.000      0.051      0.051     (0.051)   1.000   5.18       316,308    1.01(2)       5.04
 12/31/96    1.000      0.045      0.045     (0.045)   1.000   4.61       398,698    1.00(2)       4.52
                                                      CLASS B
                                                      -------
 09/24/93-
 12/31/93   $1.000     $0.004     $0.004    $(0.004)  $1.000   0.44%(3)   $41,915    1.69%(4)      1.69%(4)
 12/31/94    1.000      0.027      0.027     (0.027)   1.000   2.76        98,398    1.69          2.91
 12/31/95    1.000      0.044      0.044     (0.044)   1.000   4.49        51,799    1.78(2)       4.37
 12/31/96    1.000      0.038      0.038     (0.038)   1.000   3.83        29,114    1.77(2)       3.76

-------
(1) Total return does not reflect sales load
(2) The expense ratio reflects the effect of a gross up of custody and transfer agent expense credit for the year ended December 31, 1995 and a gross up of transfer agent expense credits for the year ended December 31, 1996 as follows:

                    12/31/95 12/31/96
                    -------- --------
   Class A.........  0.05%    0.03%
   Class B.........  0.13%    0.04%

(3) Total return is not annualized
(4) Annualized

                       See Notes to Financial Statements

 SUNAMERICA MONEY MARKET FUND
 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1996

  NOTE 1. ORGANIZATION
  SunAmerica Money Market Fund (the "Fund") is an open-end diversified management investment company organized as a Maryland Corporation.

  The Fund currently offers Class A shares and Class B shares. The offering price is the next determined net asset value per share. For Class B shares only, a declining contingent deferred sales charge ("CDSC") is imposed on certain redemptions made within six years. Class B shares of the Fund convert automatically to Class A shares on the first business day of the month seven years after the issuance of such Class B shares and at such time are no longer subject to a distribution fee. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B shares are subject to distribution fees.

  NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

  SECURITY VALUATIONS: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

  REPURCHASE AGREEMENTS: The Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO
  SHAREHOLDERS: Securities transactions are recorded as of the trade date. Interest income, including the accretion of discount and amortization of premium, is accrued daily. Realized gains and losses on sales of investments are calculated on the identified cost basis.

  Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

  Dividends from net investment income are declared daily and paid monthly.

  USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

 SUNAMERICA MONEY MARKET FUND
 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1996--(CONTINUED)

  FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income or excise tax provisions are required.

  For the year ended December 31, 1996, the Fund incurred capital loss of $15,566 which was offset against interest income on the Statement of Operations. At December 31, 1996, the Fund had capital loss carryforwards in the following amounts:

                                  EXPIRATION
              ---------------------------------------------------
               2002                  2003                  2004
              ------                -------               -------
              $5,892                $11,725               $15,660

  To the extent that these capital loss carryforwards are utilized to offset future net realized gains on securities transactions, the gain, so offset will not be distributed to the shareholders, to the extent provided by the regulations.

  Capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The fund has incurred and will elect to defer $820 of such capital losses.

  NOTE 3. JOINT REPURCHASE AGREEMENT ACCOUNT
  As of December 31, 1996, the Fund had a 9.3% undivided interest, which represented $3,076,000 in principal amount, in a repurchase agreement in a joint account with other SunAmerica managed funds. As of such date, the repurchase agreement in the joint account and the collateral therefore was as follows:

  Yamaichi International (America), Inc., Repurchase Agreement, 6.25% dated 12/31/96, in the principal amount of $33,000,000 repurchase price $33,011,458 due 1/2/97 collateralized by $8,040,000 U.S. Treasury Notes 5.75% due 9/30/97 and $24,810,000 U.S. Treasury Notes 6.375% due 9/30/01,
  approximate aggregate value $33,660,748.

  NOTE 4. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT
  The Fund has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Agreement, SAAMCo provides continuous supervision of the Fund's portfolio and administers its corporate affairs, subject to general review by the Directors. In connection therewith, SAAMCo furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SAAMCo and its affiliates. The investment advisory and management fee to SAAMCo is computed daily and payable monthly, at an annual rate of .50% on the first $600 million of the Fund's daily net assets, .45% on the next $900 million of net assets and .40% on net assets over $1.5 billion.

  The Fund has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly owned subsidiary of SunAmerica Inc. The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of the Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan" and the "Class B Plan."

 SUNAMERICA MONEY MARKET FUND
 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1996--(CONTINUED)

  In adopting the Class A Plan and the Class B Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of the Class B shares will not be used to subsidize the sale of Class A shares.

  Under the Class B Plan the Distributor receives payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B shares, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B Plan may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Distribution Plans provide that each class of shares of the Fund may also pay the Distributor an account maintenance and service fee of up to an annual rate of 0.15% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the assets maintained in the Fund by their customers. For the year ended December 31, 1996, SACS earned fees of $892,470 from the Fund.

  SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund's Class B shares. For the year ended December 31, 1996, SACS informed the Fund that it received approximately $339,999 in contingent deferred sales charges.

  The Fund has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement permits the Fund to reimburse SAFS for costs incurred in providing such services which is approved annually by the Directors. For the year ended December 31, 1996 the Fund (Class A and Class B) incurred expenses of $846,356 to reimburse SAFS pursuant to the terms of the Service Agreement. Of this amount, $79,983 was payable to SAFS at December 31, 1996.

  NOTE 5. CAPITAL SHARE TRANSACTIONS
  Transactions in shares of each class, all at $1.00 per share, for the year ended December 31, 1996 and for the prior year were as follows:

                                                MONEY MARKET FUND
                             ----------------------------------------------------------
                                        CLASS A                       CLASS B
                             ------------------------------  --------------------------
                                FOR THE         FOR THE        FOR THE       FOR THE
                               YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                              DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                  1996            1995           1996          1995
                             --------------  --------------  ------------  ------------
   Shares sold.............   1,460,788,582   1,100,031,147   122,015,372   445,571,488
   Reinvested dividends....      15,326,870      12,194,638     1,346,953     2,179,516
   Shares redeemed.........  (1,393,731,702) (1,009,865,935) (146,046,945) (494,334,685)
                             --------------  --------------  ------------  ------------
   Net increase (decrease).      82,383,750     102,359,850   (22,684,620)  (46,583,681)
                             ==============  ==============  ============  ============

 SUNAMERICA MONEY MARKET FUND
 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1996--(CONTINUED)

  NOTE 6. DIRECTORS' RETIREMENT PLAN
  The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of December 31, 1996, the Fund had accrued $30,361 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended December 31, 1996, and expensed $14,130 for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

 SUNAMERICA MONEY MARKET FUND
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of SunAmerica Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Money Market Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
February 13, 1997

 SUNAMERICA MONEY MARKET FUND

TRUSTEES                                 INVESTMENT MANAGER AND ADMINISTRATOR
S. James Coppersmith                     SunAmerica Asset Management Corp.
Samuel M. Eisenstat                      The SunAmerica Center
Stephen J. Gutman                        733 Third Avenue
Peter A. Harbeck                         New York, NY 10017-3204
Peter McMillan III
Sebastiano Sterpa                        DISTRIBUTOR
                                         SunAmerica Capital Services, Inc.
OFFICERS                                 The SunAmerica Center
Peter A. Harbeck, President              733 Third Avenue
Nancy Kelly, Vice President              New York, NY 10017-3204
P. Christopher Leary, Vice President
Robert M. Zakem, Secretary               SHAREHOLDER SERVICING AGENT
Peter C. Sutton, Treasurer               SunAmerica Fund Services, Inc.
John T. Genoy, Assistant Treasurer       The SunAmerica Center
Donna M. Handel, Assistant Treasurer     733 Third Avenue
Hilary R. Kastleman, Assistant Secretary New York, NY 10017-3204
Abbe P. Stein, Assistant Secretary
                                         CUSTODIAN AND TRANSFER AGENT
                                         State Street Bank & Trust Company
                                         P.O. Box 419572
                                         Kansas City, MO 64141-6572

-------------------------------------------------------------------------------
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                       CLASS                                CLASS
                      -------                              -------
EQUITY FUNDS           A   B           INCOME FUNDS         A   B
                      --- ---                              --- ---
Balanced Assets        51 551          U.S. Government
Global Balanced        23 523           Securities          70 570
Blue Chip Growth      522  22          Federal Securities  534  34
Mid-Cap Growth         71 571          Diversified Income  580  80
Small Company Growth   36 536          High Income          28 228
Growth and Income      24 524          Tax Exempt Insured   33 533

                                       Money Market         35 535

FUNCTIONS
1 List of Available Functions                6 Last Dividend Transaction
2 Account Balance                            7 Duplicate Statement
3 Fund Price                                 8 Year-End Tax
4 Process an Exchange                           Information/Duplicate Tax
5 Lost Transaction                              Forms
                                             9 Check Reorders

December 31, 1996

SunAmerica
Money Market
Fund


Annual
Report

[LOGO] SunAmerica
       Asset Management

       800.858.8850



SunAmerica Money Market Fund
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
1-800-858-8850

This report is submitted soley for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

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       Asset Management

       800.858.8850

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